UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2014

VITESSE SEMICONDUCTOR CORPORATION
(Exact name of issuer as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-31614	77-0138960
(Commission File Number)	(IRS Employer Identification No.)

4721 Calle Carga

Camarillo, California 93012

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (805) 388-3700

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.                                              Results of Operations and Financial Condition.

On August 5, 2014, Vitesse Semiconductor Corporation (the “Company”) issued a press release reporting its financial results for the quarter ended June 30, 2014.  A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company will host a conference call today at 4:30 p.m. Eastern time, 1:30 p.m. Pacific time. To listen to the conference call via telephone, dial 888.428.9473 (U.S. toll-free) or 719.457.2083 (International) and provide the passcode 5286628. Participants should dial in at least 10 minutes prior to the start of the call. To listen via the Internet, the webcast can be accessed through the investor section of the Vitesse corporate web site at www.vitesse.com. The playback of the conference call will be available approximately two hours after the call concludes and will be accessible on the Vitesse corporate web site or by calling 877.870.5176 (U.S. toll-free) or 858.384.5517 (International) and entering the passcode 5286628. The audio replay will be available for seven days.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 — Financial Statements and Exhibits

(d)           Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press Release issued by Vitesse Semiconductor Corporation, dated August 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITESSE SEMICONDUCTOR CORPORATION

Date:	August 5, 2014	By:	/s/ Martin S. McDermut
Martin S. McDermut
Chief Financial Officer
EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Vitesse Semiconductor Corporation, dated August 5, 2014.

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